GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated November 3, 2016 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated February 26, 2016, as supplemented

Pursuant to actions taken by the Board of Trustees of Goldman Sachs Trust II, One River Asset Management, LLC (“One River”) and YG Partners, LLC (“YG Partners”) will now serve as sub-advisers (“Underlying Managers”) of the Fund, and One River will serve as an Underlying Manager of a new wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “New Subsidiary” and, together with the existing MMA Subsidiaries (as currently described in the Prospectus, Summary Prospectus and SAI), the “MMA Subsidiaries” and each a “MMA Subsidiary”). The Fund intends to invest in the MMA Subsidiaries in order to gain exposure to the commodity markets. The Fund may invest up to 25% of its total assets in the MMA Subsidiaries. Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the New Subsidiary. In addition, One River has contractually agreed to waive the sub-advisory fee it receives from the Investment Adviser in connection with the services it provides to the Fund in an amount equal to the sub-advisory fee it receives from the Investment Adviser in connection with the services it provides to the New Subsidiary. These waivers may not be discontinued by the Investment Adviser or One River as long as their contracts with the New Subsidiary are in place. Each of Atreaus Capital, LP and Graham Capital Management, L.P. will continue to serve as the Underlying Manager of an existing MMA Subsidiary.

The New Subsidiary is structured to be the same as the existing MMA Subsidiaries, but with One River as the Underlying Manager. Accordingly, the information currently included in the Prospectus, Summary Prospectus and SAI regarding the existing MMA Subsidiaries also applies to the New Subsidiary, except as set forth in this Supplement.

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces the third paragraph under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” in the Prospectus and the third paragraph under “Goldman Sachs Multi-Manager Alternatives Fund—Portfolio Management” in the Summary Prospectus:

As of the date of this Prospectus, Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), One River Asset Management, LLC (“One River”),

QMS Capital Management LP (“QMS”), Russell Investments Implementation Services, LLC (“RIIS”), Sirios Capital Management, L.P. (“Sirios”), Wellington Management Company LLP (“Wellington”) and YG Partners, LLC (“YG Partners”) are the Underlying Managers (investment subadvisers) for the Fund. Each of Atreaus, GCM and One River also serves as the Underlying Manager for an MMA Subsidiary.

The following is added below “New Mountain Vantage Advisers, L.L.C.” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

One River Asset Management, LLC

One River Asset Management, LLC (“One River”), located at 3 River Road, 2nd Floor, Greenwich, Connecticut 06807, an investment adviser registered with the SEC and a Commodity Pool Operator registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), currently offers three categories of strategies: discretionary thematic strategies, systematic risk premia strategies, and hedging strategies. The firm had approximately $700 million in assets under management as of September 30, 2016. With respect to the Fund, the firm manages an allocation within the Tactical Trading strategy.

The following is added below “Wellington Management Company LLP” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

YG Partners, LLC

YG Partners, LLC (“YG Partners”), located at 515 Madison Avenue, 30th Floor, New York, New York 10022, an investment adviser registered with the SEC, focuses on identifying long and short investment opportunities related to companies undergoing catalytic and disruptive changes. The firm had approximately $255 million in assets under management as of September 30, 2016. With respect to the Fund, the firm manages an allocation within the Equity Long Short strategy.

The following replaces the third paragraph after the table under “Service Providers—Management Fee and Other Expenses” in the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s annual report for the period ended October 31, 2015, in the Fund’s semi-annual report for the period ended April 30, 2016, or will be available in the Fund’s annual report for the period ended October 31, 2016 or the Fund’s semi-annual report for the period ended April 30, 2017.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMALTUMCHG 11-16